UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2019, Ideanomics, Inc. (the “Company”) completed the initial closing with respect to a Securities Purchase Agreement (the “Purchase Agreement”), with YA II PN, Ltd. a company incorporated and existing under the laws of the Cayman Islands (“YA II PN”), where YA II PN has agreed to purchase from the Company up to $5,000,000 in units consisting of secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s common stock at $1.50 per share, subject to anti-dilution adjustments, and shares of the Company’s Common Stock. The purchase and sale of the units shall take place in three closings, of which $2,000,000 of Convertible Debentures and 1,424,658 shares of Common Stock closed on December 19, 2019 (the “First Closing”), $1,000,000 of Convertible Debentures and 712,329 shares of Common Stock shall be purchased upon the filing with the U.S. Securities and Exchange Commission (the “SEC”) of a Registration Statement in accordance with that certain Registration Rights Agreement (the “RRA”) of even date herewith (the “Second Closing”), and $2,000,000 of Convertible Debentures and 1,424,658 shares of Common Stock shall be purchased on or about the date the Registration Statement has first been declared effective by the SEC (the “Third Closing”). YA II PN also received (i) a warrant (the “Warrant I”) exercisable for 1,666,667 shares of common stock at $1.50 with an expiration date 60 months from the date of the agreement, and (ii) a warrant (the “Warrant II”) exercisable for 1,000,000 shares of common stock at $1.00 with an expiration date of 12 months from the date of the agreement. The Convertible Note matures on December 19, 2020 and accrues at an 4% interest rate. Pursuant to the terms of the Convertible Note, YA II PN has anti-dilution rights which adjust the $1.50 conversion price in connection with issuances below $1.00. In connection with the above transaction, the Company also entered into a registration rights agreement with YA II PN (the “Registration Rights Agreement”) which grants YA II PN demand registration rights.

The foregoing description of the Purchase Agreement, the Convertible Note, the Warrant I, the Warrant II and the Registration Rights Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-K of the Company, as required.

On December 26, 2019 the “Company closed on the transaction contemplated in the Acquisition Agreement (the “Tree Technologies Acquisition Agreement”) with Tree Technologies Sdn. Bhd., a Malaysian Company engaged in the Electric Vehicle (EV) market (“Tree Technologies”) , pursuant to which the Company will purchase a 51% interest in Tree. As consideration for the acquisition the Company is paying i) US$870,000 in cash; ii) 9,500,000 restricted common shares of Ideanomics, Inc. (IDEX), representing US$19,000,000 at $2.00 per share; and iii) up to $32,000,000 in earnout payments over 3 years (the “Earnout’), to be paid in cash or shares at the election of the company. The Earnout shall be based on Target performance over 3 12-month periods beginning in 2020.

The foregoing description of the Tree Technologies Acquisition Agreement is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-K of the Company, as required.

On December 19, 2019, Ideanomics, Inc. (the “Company”) completed an additional issuance agreement (the ‘ID Venturas Agreement”) with ID Venturas 7, LLC (“ID Venturas”). pursuant to which the Company obtained a consent from ID Venturas in exchange for (a) 1,950,000 shares of the Company’s common stock; (b) a common stock purchase warrant to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $1 with a 7 year term in the form of prior warrants issued to ID Venturas; (c) a 2 year extension of the exercise period for all outstanding warrants held by ID Venturas,

As previously reported on Forms 8-k filed on February 28, 2019, October 3, 2019, and Oct 29, 2019 respectively, the Company entered into Securities Purchase Agreements, dated February 22, 2019 and dated September 27, 2019 with ID Venturas pursuant to which ID Venturas purchased 10% Senior Secured Convertible Debentures (the “Debentures”) and common stock purchase warrants (the “Warrants”) and were granted additional investments rights to purchase up to an additional $2,500,000 of Debentures and Warrants (“Additional Investment Rights”). On October 29, 2019 (the Company entered into a letter agreement (the “Agreement”) with ID Venturas pursuant to which the Company agreed to reduce the conversion price of the Debentures and the exercise price of the Warrants to $1.00, subject to adjustment thereunder. The Agreement also reduced the conversion price of Debentures and the exercise price of the Warrants issuable pursuant to the Additional Investment Rights.

The foregoing description of the ID Venturas Agreement is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-K of the Company, as required.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Purchase Agreement and the Bond discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: December 26, 2019	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer